EXHIBIT 10 (V)


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 20th day of September, 1996, by and among AAI CORPORATION, a Maryland corporation ("Borrower"), AAI SYSTEMS MANAGEMENT, INC., a Maryland corporation ("Systems"), AAI/ACL TECHNOLOGIES, INC., a Maryland corporation ("Technologies"), AAI ENGINEERING SUPPORT, INC., a Maryland corporation ("Engineering"), AAI CALIFORNIA CARSHELL, INC., a Maryland corporation ("Carshell"), AAI MEDICAL CORPORATION, a Maryland corporation ("Medical"), UIC-DEL. CORPORATION, a Delaware corporation ("UIC-DEL"), AAI INTERNATIONAL, INC., a Delaware corporation ("International"), AAI MICROFLITE SIMULATION INTERNATIONAL CORPORATION, a Maryland corporation ("Microflite"), SETI, INC., a Pennsylvania corporation ("Seti"), SYMTRON SYSTEMS, INC., a New Jersey corporation ("Symtron"), UNITED INDUSTRIAL CORPORATION, a Delaware corporation ("UIC") (Systems, Technologies, Engineering, Carshell, Medical, UIC-DEL, International, Microflite, Seti, Symtron and UIC being hereinafter collectively referred to as "Guarantors"), and FIRST UNION COMMERCIAL CORPORATION, as Lender (in such capacity, "Lender"), as Issuing Bank (in such capacity, "Issuing Bank"), and as Agent (in such capacity, "Agent"), under the Credit Agreement (as hereinafter defined).

                                    RECITALS

         R-1. Lender is the successor to First Fidelity Bank, National Association ("FFB") under that certain Credit Agreement dated October 13, 1995, as modified by First Amendment and Additional Credit Agreement dated October 18, 1995 (collectively, the "Credit Agreement"), among Borrower, FFB, and another financial institution which subsequently merged into FFB, as a consequence of which Lender now holds one hundred percent (100%) of the Revolving Credit Commitments and the Notes, and one hundred percent (100%) of the L/C Commitment.

         R-2. Borrower has requested that Lender, Issuing Bank and Agent amend the Credit Agreement, and Lender, Issuing Bank and Agent have agreed to do so upon the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises stated, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. Defined Terms. All capitalized terms used in this Amendment without other express definitions being assigned herein, shall have the meanings assigned to such terms in the

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Credit Agreement, giving effect to the modification of the Credit Agreement contained in Section 2 of this Amendment.

         2. Amendment of the Credit Agreement. The Credit Agreement is hereby amended by amending the definition of "Termination Date" contained in Section 1 to read in its entirety as follows:

                           "TERMINATION DATE": the earlier of (a) January 17,
                  1997, or (b) the date which is one hundred fifty (150) days after the date on which the Agent shall have given written notice to the Borrower, at the direction of the Required Lenders and whether or not an Event of Default shall have occurred, that the Obligations shall be due in full on such date.

         3. Representations and Warranties of Borrower. In order to induce Lender, Issuing Bank and Agent to enter into this Amendment, Borrower represents and warrants to Lender, Issuing Bank and Agent that:

                  (a) Each of Borrower and Guarantors has the power and authority to execute, deliver and perform this Amendment. Each of Borrower and Guarantors has taken all necessary action (including, without limitation, obtaining any required approval of its Board of Directors or stockholders) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Amendment by each of Borrower and Guarantors, except for those already duly obtained.

                  (b) This Amendment has been duly executed and delivered by each of Borrower and Guarantors, and constitutes the legal, valid and binding obligation of each of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with its terms without defense, setoff or counterclaim. The execution, delivery and performance of this Amendment by each of Borrower and Guarantors does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon any property of Borrower, any Subsidiary of Borrower or any Guarantor by reason of the terms of (a) any mortgage, lease, agreement, instrument or Contractual Obligation to which Borrower, any Subsidiary of Borrower or any Guarantor is a party or which is binding upon it, or (b) any Requirement of Law.

                  (c) Each of the representations and warranties of Borrower and Guarantors contained in the Credit Agreement and the other Credit Documents are correct and complete in all material respects as of the date hereof.

                  (d) There has not occurred any material adverse change in the business, operations, assets or financial or other condition of Borrower or UIC from those indicated in the last financial statements delivered to Agent pursuant to Subsection 6.1 of the Credit Agreement.

                  (e) There exists no Default or Event of Default as of the date hereof.


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         4. Condition to Effectiveness of Amendment. The modification of the
Credit Agreement contained in Section 2 of this Amendment shall be conditioned upon, and shall not be effective until, the following condition precedent shall have been satisfied as determined by Agent: As of the date hereof, all representations and warranties of Borrower and Guarantors contained in the Credit Agreement, this Amendment and the other Credit Documents shall be correct and complete in all material respects, and no Default or Event of Default shall have occurred and be continuing.

         5. No Defenses or Claims: Release. In order to induce Lender, Issuing Bank and Agent to enter into this Amendment, each of Borrower and Guarantors acknowledges and represents to Lender, Issuing Bank and Agent that it has no defense, setoff, cause of action or claim of any kind against Lender, Issuing Bank or Agent on account of actions heretofore taken or not taken by Lender, Issuing Bank or Agent or otherwise, which can be asserted as a basis to seek affirmative relief or damages from Lender, Issuing Bank or Agent or to reduce or eliminate any obligations of Borrower or such Guarantor to Lender, Issuing Bank or Agent. Each of Borrower and Guarantors, on behalf of itself and its successors and assigns, hereby forever and irrevocably releases Lender, Issuing Bank and Agent, and each of their employees, officers, agents, attorneys, successors and assigns, from any and all claims, demands, damages, liabilities, obligations, penalties, suits and causes of action of any kind relating to, resulting from or arising out of any fact, matter or occurrence known to Borrower or any of Guarantors existing as of, or occurring prior to, the date of this Amendment directly or indirectly relating to, resulting from or arising out of any Revolving Credit Loans or Letters of Credit, any of the Credit Documents or any obligations of Borrower or such Guarantor to Lender, Issuing Bank or Agent.

         6. Consents of Guarantors. Each of Guarantors hereby consents to the modification of the Credit Agreement provided for in this Amendment.

         7. No Novation or Waiver. Borrower, Guarantors, Lender, Issuing Bank and Agent intend that the execution and delivery of this Amendment shall not constitute or be construed to operate as a novation of the Credit Agreement, the Notes, the Deed of Trust, the Guaranty, the Borrower Security Agreement, the Borrower Pledge Agreement, the Intellectual Property Assignments, the Guarantor Security Agreement, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements or any other of the Credit Documents or any obligations of Borrower or Guarantors evidenced by any of the Credit Documents or as a novation of any security interests or other Liens directly or indirectly securing any of such obligations. Nothing contained in this Amendment or in any prior oral or written communications from or on behalf of Lender, Issuing Bank or Agent to Borrower or any of Guarantors shall constitute or be construed to operate as a waiver by Lender, Issuing Bank or Agent of any Defaults or Events of Default which have occurred. Nor shall anything contained in this Amendment or in any prior oral or written communications from or on behalf of Lender, Issuing Bank or Agent to Borrower or any of Guarantors constitute or be construed to operate as a waiver by Lender, Issuing Bank or Agent of any rights or remedies heretofore or hereafter

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accruing to Lender, Issuing Bank or Agent on account of any such Default or
Event of Default or any other Default or Event of Default.

         8. Expenses. Whether or not the transactions contemplated hereby are consummated, Borrower shall pay to Agent on demand all out-of-pocket costs and expenses that Agent has paid or incurred or subsequently pays or incurs in connection with the negotiation, preparation, consummation and administration of this Amendment, all as further provided in Subsection 10.6 of the Credit Agreement.

         9. Ratification of Documents and Obligations. Borrower, Guarantors, Lender, Issuing Bank and Agent hereby ratify and confirm the Credit Agreement (as amended pursuant hereto), the Notes, the Deed of Trust, the Borrower Security Agreement, the Borrower Pledge Agreement, the Guaranty, the Intellectual Property Assignments, the Guarantor Security Agreement, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements and the other Credit Documents, and agree that the same, and all obligations of the parties thereunder, shall remain in full force and effect.

         10. Binding Nature, Merger, Counterparts and Choice of Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Amendment to any of the parties hereto shall be deemed to include the successors and assigns of such party. This Amendment contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party, or by any employee, officer, agent or attorney of any party, which is not contained herein or therein, shall be valid or binding. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Maryland, exclusive of principles of conflicts of laws.




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         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment under seal as of the date first above written.



ATTEST/WITNESS:                   AAI CORPORATION
                                  AAI SYSTEMS MANAGEMENT, INC.
                                  AAI/ACL TECHNOLOGIES, INC.
                                  AAI ENGINEERING SUPPORT INC.
                                  AAI CALIFORNIA CARSHELL, INC.
                                  AAI MEDICAL CORPORATION
                                  AAI INTERNATIONAL, INC.
                                  AAI MICROFLITE SIMULATION
                                    INTERNATIONAL CORPORATION
                                  SETI, INC.





_____________________________     By:_____________________________(SEAL)
                                         Robert W. Worthing
                                         Vice President, General Counsel
                                          and Secretary of each of the foregoing
                                             corporations


                                  UIC - DEL. CORPORATION


_____________________________     By:_____________________________(SEAL)
                                         Robert W. Worthing
                                         Secretary of the foregoing corporation


                                  UNITED INDUSTRIAL CORPORATION
                                  SYMTRON SYSTEMS, INC.



_____________________________     By:_____________________________(SEAL)
                                         James H. Perry
                                         Chief Financial Officer of each of
                                          the foregoing corporations




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Signatures continued:



                                FIRST UNION COMMERCIAL
                                CORPORATION, successor to First Fidelity
                                Bank, National Association, as Lender, Issuing Bank and Agent



_____________________________   By:_____________________________(SEAL)
                                Name:___________________________
                                Title:__________________________



STATE OF New York , COUNTY OF New York , SS:

         I HEREBY CERTIFY that on this 19 day of September, 1996, before me, the undersigned, a Notary Public of said State, personally appeared Robert W. Worthing, who acknowledged himself to be the Vice President of each of AAI CORPORATION, AAI SYSTEMS MANAGEMENT, INC., AAI/ACL TECHNOLOGIES, INC., AAI ENGINEERING SUPPORT INC., AAI CALIFORNIA CARSHELL, INC., AAI INTERNATIONAL, INC., AAI MICROFLITE SIMULATION INTERNATIONAL CORPORATION, SETI, INC.,and AAI MEDICAL CORPORATION, and the Secretary of each of UIC-DEL. CORPORATION and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

         WITNESS my hand and Notarial Seal.


My comm'n exp.: ___________________          _________________________
                                                   Notary Public









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STATE OF New York , COUNTY OF New York , SS:

         I HEREBY CERTIFY that on this 19 day of September, 1996, before me, the undersigned, a Notary Public of said State, personally appeared James H. Perry, who acknowledged himself to be the Chief Financial Officer of each of SYMTRON SYSTEMS, INC., and of UNITED INDUSTRIAL CORPORATION, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

         WITNESS my hand and Notarial Seal.



My comm'n exp.:____________________         __________________________
                                                  Notary Public



STATE OF ___________________, COUNTY OF ___________________, SS:

         I HEREBY CERTIFY that on this ____ day of _______________, 1996, before me, the undersigned, a Notary Public of said State, personally appeared ________________________, who acknowledged himself/herself to be the
________________________ of FIRST UNION NATIONAL BANK, and that he/she, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

         WITNESS my hand and Notarial Seal.



My comm'n exp.: ______________               __________________________________
                                                      Notary Public

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